UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 9, 2014

HARLAND CLARKE HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Delaware	333-133253	84-1696500
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10931 Laureate Drive, San Antonio, Texas		78249
(Address of principal executive offices)		(Zip code)
(210) 697-8888
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Harland Clarke Holdings Corp. (the “Company”) is filing this Form 8-K solely to update financial information and certain related disclosures in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 (the ”2012 Form 10‑K”) to reflect the presentation of the Company’s former Harland Financial Solutions segment as discontinued operations. This updated presentation is consistent with the presentation of continuing and discontinued operations included in the Company’s Form 10-Q for the quarterly period ended September 30, 2013 filed with the Securities and Exchange Commission (the “SEC”) on November 8, 2013 and is expected to be incorporated into offering materials presented to potential investors in the debt financing for the acquisition of Valassis Communications, Inc., which is expected to be conducted pursuant to applicable exemptions from the registration requirements of the Securities Act of 1933, as amended. The debt financing will be made solely by means of offering materials relating to that offering, and this Form 8-K does not constitute an offer to sell or solicitation of an order to buy any securities of the Company.
As previously discussed in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2013, the Company completed the divestiture of its former Harland Financial Solutions segment and recorded an after tax gain on the divestiture. This divestiture was reported as a discontinued operation in the consolidated statements of operations in the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2013, which requires retrospective restatement of prior periods to classify operating results of the former Harland Financial Solutions segment to discontinued operations.
On August 16, 2013, the Company completed the divestiture of its former Harland Financial Solutions business segment, and recognized an after tax gain on the divestiture. A total of approximately $1,200 million of cash proceeds was received from the divestiture. In connection with the divestiture, the Company has reclassified the results of the former Harland Financial Solutions segment as discontinued operations for all periods presented.
Exhibits filed with this Form 8-K and incorporated into this Item 8.01 by reference revise those items contained in the 2012 Form 10-K (Item 6. Selected Financial Data, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations and Item 15. Exhibits and Financial Statements and Schedules) to reflect the presentation of the historical operating results of the Company’s former Harland Financial Solutions segment as discontinued operations and supersede those portions of the 2012 Form 10-K.
Information in the 2012 Form 10-K has not been updated for other events or developments that occurred subsequent to the filing of the 2012 Form 10-K with the SEC. For additional information related to developments since the filing of the 2012 Form 10-K, refer to the Company’s Forms 10-Q filed with the SEC for the quarterly periods ended March 31, 2013, June 30, 2013 and September 30, 2013 and the Company’s Forms 8-K filed with the SEC since the filing of the 2012 Form 10-K. The information in this Form 8-K, including the exhibits, should be read in conjunction with the 2012 Form 10-K.
Except as set forth above, no other changes have been made to the 2012 Form 10-K and the filing of this Form 8-K does not, and does not purport to, amend, update or restate the information in any other item, or exhibits to, the 2012 Form 10-K.
Item 9.01 Financial Statements and Exhibits
(d)    Exhibits

Exhibit 99.1	Revised Selected Financial Data
Exhibit 99.2	Revised Management's Discussion and Analysis of Financial Condition and Results of Operations
Exhibit 99.3	Revised Financial Statements
101.INS	XBRL Instance Document. (1)
101.SCH	XBRL Taxonomy Extension Schema.(1)
101.CAL	XBRL Taxonomy Extension Calculation Linkbase. (1)
101.DEF	XBRL Taxonomy Definition Linkbase. (1)
101.LAB	XBRL Taxonomy Extension Labels Linkbase. (1)
101.PRE	XBRL Taxonomy Extension Presentation Linkbase.(1)
____________

(1)
Filed with this Form 8-K are the following documents formatted in XBRL (Extensible Business Reporting Language): (i) the Consolidated Balance Sheets as of December 31, 2012 and December 31, 2011, (ii) the Consolidated Statements of Operations for the fiscal year ended December 31, 2012 (Successor), the periods from December 22 to December 31, 2011 (Successor) and January 1 to December 21, 2011 (Predecessor) and fiscal year ended December 31, 2010, (iii) the Consolidated Statements of Shareholder's Equity for the fiscal year ended December 31, 2012 (Successor), the periods from December 22 to December 31, 2011 (Successor) and January 1 to December 21, 2011 (Predecessor) and fiscal year ended December 31, 2010, (iv) the Consolidated Statements of Cash Flows for the fiscal year ended December 31, 2012 (Successor), the periods from December 22 to December 31, 2011 (Successor) and January 1 to December 21, 2011 (Predecessor) and fiscal year ended December 31, 2010, and (v) Notes to Consolidated Financial Statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARLAND CLARKE HOLDINGS CORP.

Date:	January 9, 2014	By:	/s/ Martin Wexler
Martin Wexler Vice President and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Revised Selected Financial Data

99.2	Revised Management's Discussion and Analysis of Financial Condition and Results of Operations

99.3	Revised Financial Statements

101.INS	XBRL Instance Document. (1)
101.SCH	XBRL Taxonomy Extension Schema.(1)
101.CAL	XBRL Taxonomy Extension Calculation Linkbase. (1)
101.DEF	XBRL Taxonomy Definition Linkbase. (1)
101.LAB	XBRL Taxonomy Extension Labels Linkbase. (1)
101.PRE	XBRL Taxonomy Extension Presentation Linkbase.(1)

____________

(1)
Filed with this Form 8-K are the following documents formatted in XBRL (Extensible Business Reporting Language): (i) the Consolidated Balance Sheets as of December 31, 2012 and December 31, 2011, (ii) the Consolidated Statements of Operations for the fiscal year ended December 31, 2012 (Successor), the periods from December 22 to December 31, 2011 (Successor) and January 1 to December 21, 2011 (Predecessor) and fiscal year ended December 31, 2010, (iii) the Consolidated Statements of Shareholder's Equity for the fiscal year ended December 31, 2012 (Successor), the periods from December 22 to December 31, 2011 (Successor) and January 1 to December 21, 2011 (Predecessor) and fiscal year ended December 31, 2010, (iv) the Consolidated Statements of Cash Flows for the fiscal year ended December 31, 2012 (Successor), the periods from December 22 to December 31, 2011 (Successor) and January 1 to December 21, 2011 (Predecessor) and fiscal year ended December 31, 2010, and (v) Notes to Consolidated Financial Statements.